UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
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ImmunityBio, Inc.
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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92092-P51159 *Please check the meeting materials for any special requirements for meeting attendance. IMMUNITYBIO, INC. 3530 JOHN HOPKINS COURT SAN DIEGO, CA 92121 IMMUNITYBIO, INC. 2026 Annual Meeting Vote by June 8, 2026 11:59 PM Eastern Time You invested in IMMUNITYBIO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2026. Vote Virtually at the Meeting* June 9, 2026 10:30 A.M., Pacific Time Virtually at: www.virtualshareholdermeeting.com/IBRX2026 Get informed before you vote View the Notice and Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92093-P51159 1. Election of Directors Nominees: 1a. Patrick Soon-Shiong, M.D. For 1b. Cheryl L. Cohen For 1c. Richard Adcock For 1d. Michael D. Blaszyk For 1e. Wesley Clark For 1f. Linda Maxwell, M.D. For 1g. Christobel Selecky For 1h. Barry J. Simon, M.D. For 1i. Bruce Wendel For 2. To ratify the selection of Deloitte & Touche LLP as ImmunityBio’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.